1ST SECURITY BANK

FS BANCORP, INC.

SUBORDINATED DEBT ISSUANCE

Q1 2021


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: the effect of the COVID19 pandemic, including on FS Bancorp, Inc. (the "Company") credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets, including as a result of the COVID-19 pandemic; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov., all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2021 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

Notice to Recipients

This presentation does not constitute an offer to sell, or a solicitation of an offer to purchase or subscribe for, any securities of the Company. This presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of qualified institutional buyers and institutional accredited investors. Any such offering by the Company will be made only pursuant to a purchase agreement between the Company and one or more qualified institutional buyers and institutional accredited investors, in which case the information contained herein will be superseded in its entirety by such purchase agreement.

This presentation does not contain all of the information an investor should consider before investing in securities of the Company, nor shall any part of this presentation, or the fact of its dissemination, form part of or be relied on in connection with any investment decision relating thereto. Neither the Company nor Raymond James & Associates, Inc., D. A. Davidson & Co. or Janney Montgomery Scott LLC (collectively, the "Placement Agents") shall have any liability for any information included in this presentation or otherwise made available in connection with the offering, except for liabilities expressly assumed by the Company in the purchase agreement. Without limitation of the foregoing, the Placement Agents do not make any representation or warranty as to the accuracy or completeness of any information included in this presentation or any other information, written or oral, nor any document made available in connection with the offering.

This presentation should not be construed as investment, legal, regulatory or tax advice. Investors should conduct their own investigations and analysis of the Company and the information in this presentation. Additionally, investors should carefully consider and discuss with their professional legal, tax, financial, and other business advisers the suitability of an investment in the Company for their particular situations.

The securities mentioned in this presentation have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold in the United States absent registration or exemption from registration under applicable law. Such securities have not been approved or disapproved by the SEC, any state securities commission or any regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or completeness of this presentation. Any representation to the contrary is a criminal offense.

Except where information is provided as of a specified date, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.
Market data and other statistical data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The Company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

This presentation includes tangible book value per share, a financial measure that is not calculated under United States generally accepted accounting principles ("GAAP"). This non-GAAP financial measure has inherent limitations, is not required to be uniformly applied and is not audited. Further, the non-GAAP financial measure should not be considered in isolation or as a substitute for book value per share or total stockholders' equity determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies. Please refer to the appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

TERMS OF THE PLANNED CAPITAL RAISE

Issuer:	FS Bancorp, Inc. (NASDAQ: FSBW)
Security Type:	Fixed-to-Floating Rate Subordinated Notes due 2031
Principal Amount:	$40.0 million
Issuer Redemption:	Callable at par beginning five years prior to maturity
Offering Type:	Regulation D Private Placement with Registration Rights
Par Amount:	$1,000
Holdco Capital Treatment:	Tier 2 capital
Security Rating:	BBB- by Kroll Bond Rating Agency
Use of Proceeds:	The Company intends to use a portion of the offering proceeds for general corporate purposes, including providing capital to support the organic growth of its bank subsidiary, potential share repurchase activities, and potential acquisition opportunities
Lead Placement Agent:	RAYMOND JAMES
Co-Placement Agents:	D.A. DAVIDSON; Janney

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- Total Assets: $2.11 billion (at December 31, 2020)
- Headquartered: Mountlake Terrace, WA
- Branches: 23*
- Loan Production Offices: 11
- ATM Locations: 25
- Year Established: 1936
- Quarterly Dividend: $0.26**

* Including headquarters and drive through banking in Aberdeen, WA

**32nd Consecutive Quarterly Dividend Announced

1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Puyallup South Hill, Sequim, Silverdale, Westport

Home Lending
Aberdeen, Bellevue, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace


Port Angeles
Sequim
Port Townsend
Everett
Hadlock
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Capitol Hill
Overlake
Bellevue
Port Orchard
Silverdale
Ocean Shores
Westport
Aberdeen
Elma
Montesano
Olympia
Lacey
Puyallup
Puyallup South Hill
Tri-Cities
Centralia

CULTURE & HISTORY

Vision
Build a truly great place to work and bank

Mission
Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

Year	Milestone
1936	Founded in 1936 as a credit union
2004	Converted to a state chartered mutual savings bank on April 1, 2004
2012	Converted to a stock savings bank on July 9, 2012
2016	Completed a four branch acquisition in Q1 2016 resulting in $186.0M in new relationship based deposits
2017	Raised $27.6M in Capital ($25.7M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2020	Announced thirty-second consecutive quarterly cash dividend of $0.26 per share


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform
- Remain focused on maintaining and improving asset quality
- Continue to emphasize lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

1ST SECURITY BANK

FS BANCORP, INC.

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	18	20+
	Erin Burr	*EVP, Chief Risk Officer*	11	20+
	Matthew Mullet	*EVP, Chief Financial Officer*	9	20+
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	4	25+
	Robert Fuller	*EVP, Chief Credit Officer*	7	30+
	Lisa Cleary	*EVP, Chief Operating Officer*	-	20+
	Dennis O'Leary	*EVP, Chief Lending Officer*	9	30+
	Vickie Jarman	*EVP, Chief Human Resources Officer*	18	15+
	Donn Costa	*EVP, Home Lending Production*	9	30+

BOARD OF DIRECTORS

	Name	Position, Committees	About
	Ted Leech	***Chairman,*** *Audit and Compensation Committees*	*Retired Univar Senior Vice President. Career responsibilities included oversight of Accounting, A/P, Information Technology, Treasury, Legal, HR, and Audit.*
	Joseph C. Adams	*Director, Chief Executive Officer*	*Chief Executive Officer of 1st Security Bank since 2004, former tax consultant with Deloitte, attorney with KL Gates, attorney and Director of Regulatory Affairs with Univar. Member of CWU Foundation Board*
	Margaret Piesik	*Director, Compensation, Asset Quality and Nominating & ESG Committees*	*Retired Microsoft Senior Manager (PowerPoint Presentation Division). Has since served on multiple boards and co-owned White Barn Farms, an organic and sustainable practices farm.*
	Mike Mansfield	*Director, Audit and Compensation Committees*	*Former tax partner at Moss Adams, led the firm's Business Owner Succession Services Practice. 29 years in public accounting. Established Family Fortunes LLC, a consulting company advising small to midsized family businesses.*
	Mark Tueffers	*Director, Audit and Asset Quality Committees*	*Was a founder and longtime owner of 2 Seattle-area CPA firms. He served a diverse clientele including both general contractors and subcontractors. Has previously served on the board of another community bank.*
	Marina Cofer-Wildsmith	*Director, Audit and Nominating & ESG Committees*	*Retired CEO of the American Lung Association of the Northwest. Served on the Puget Sound Clean Air Agency Board and numerous advisory boards. Current President of the Rotary Club of Bainbridge Island.*
	Joe Zavaglia	*Director, Compensation, Asset Quality and Nominating & ESG Committees*	*Retired Executive Vice President, Retail Banking at First Mutual Bank. Former Senior Vice President and Regional Manager at Bank of America. Owner of Zavaglia Consulting.*
	Pamela Andrews	*Director, Asset Quality and Nominating & ESG Committees*	*Founding member of Bar Register of Preeminent Women Lawyers, International Society of Barristers, Fellow Litigation Counsel of America, Fellow Long-Term Care Risk Legal Forum, Martindale Hubbell Peer Review Rating of AV; Active with PAWS*

Note: Joseph Adams is also a Director. His bio can be found on page 9

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: December 31, 2008

- $4.1B* Frontier Bank
- $1.6B* Cascade Financial Corporation
- $1.3B* CityBank
- $520M* Golf Savings Bank
- $350M* North County Bank
- $255M 1st Security Bank
- $243M Coastal Community Bank
- $207M* First Heritage Bank
- $206M* The Bank of Washington
- $185M* Prime Pacific Bank
- $149M Pacific Crest Savings Bank
- $133M Mountain Pacific Bank
- $123M UniBank
- $45M* Bank of Everett

Banks Headquartered in Snohomish County: December 31, 2020

As of December 31, 2020, largest bank headquartered in Snohomish County

- $2.1B 1st Security Bank
- $1.8B*** Coastal Community Bank
- $510M*** Mountain Pacific Bank
- $393M** UniBank
- $251M** Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
** As of September 30, 2020
*** As of December 31, 2020
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Global Market Intelligence

DEPOSIT FRANCHISE & BRANCH FOOTPRINT

County Deposits & Demographics (6/30/20)

County	Market Rank	Number of Branches	Deposits In Market ($000)	Deposit Market Share %	% of Franchise
Snohomish	7	4	692,156	4.7%	42.8%
Grays Harbor	3	6	204,585	18.7%	12.6%
Clallam	3	2	183,921	8.0%	11.4%
King	22	2	149,531	0.1%	9.2%
Jefferson	2	2	131,595	19.0%	8.1%
Pierce	17	2	99,041	0.7%	6.1%
Thurston	13	2	81,989	1.6%	5.1%
Kitsap	14	2	44,965	1.2%	2.8%
Lewis	9	1	30,470	2.6%	1.9%
Total			**1,618,253**		

	2021		2021-2026 Projected	
County	Total Population	Median HH Income ($)	Population Change	HH Income Change
Snohomish	841,173	95,185	6.8%	12.8%
Grays Harbor	75,963	51,695	3.7%	8.8%
Clallam	78,293	61,183	5.1%	13.7%
King	2,298,351	105,018	6.9%	13.7%
Jefferson	32,743	63,086	5.1%	9.3%
Pierce	920,730	82,380	6.4%	14.8%
Thurston	296,606	80,139	6.7%	13.4%
Kitsap	275,742	85,534	5.2%	13.7%
Lewis	81,841	62,769	4.8%	13.6%
Total	4,901,442			
Washington	7,765,146	81,728	6.3%	13.0%
United States	330,946,040	67,761	2.9%	9.0%


Port Angeles
Agnew
Discovery Bay
Puget Sound
Tulalip I.R.
Marysville
Everett
Mukilteo
Olympic National Park
Port Madison I.R.
Shoreline
Bothell
Kirkland
Bellevue
Bremerton
Mercer Island
Renton
Olympic National Forest
SeaTac
Des Moines
Kent
Federal Way
Auburn
Tacoma
University Place
Humptulips
Shelton
Lakewood
Parkland
Fort Lewis Military Reservation
Elk Plain
North Bay
Tumwater
Chehalis
FSBW Branches (23)*

Source: S&P Global Market Intelligence; Deposit data as of June 30, 2020
*Including headquarters and drive through banking in Aberdeen, WA

RESPONSE TO THE COVID-19 PANDEMIC

- Participating in the Paycheck Protection Program ("PPP") with 474 funded loans as of December 31, 2020, totaling $76 million for borrowers in the communities we serve. During the fourth quarter of 2020, 66 PPP loans totaling $12 million were submitted for approval and forgiven by the Small Business Administration ("SBA").
- Providing payment relief for approximately 390 borrower requests as of December 31, 2020 on portfolio loans (commercial real estate, commercial business, residential and consumer) totaling $101.3 million in outstanding principal balances as of December 31, 2020. Of the $101.3 million, 52.4% were interest only relief. As of December 31, 2020, $44.8 million of portfolio loans remain under payment / relief agreements.
- Allowing the borrower up to 90 day loan payment deferments or a period of interest only payments, and, on a more limited basis waived extension fees, late fees and/or suspended foreclosure proceedings are the primary methods of relief.
- Serving our communities by having all of our branches open and continue to remain flexible as to branch operations based on the guidance provided for the communities in which we operate. The majority of our staff continue to work remotely, where feasible.

PANDEMIC IMPACT

PPP Lending Activity by Sector

Loan Type	Loan Dollars	# of Loans	Avg. Loan Size	% of Category
Retail				
< $150M	$11,273,675	272	$41,500	90%
> $150M	10,753,200	29	371,000	10%
Total Retail	$22,026,875	301	$73,000	100%
Commercial				
< $150M	$6,525,000	104	$63,000	60%
> $150M	47,199,300	69	684,000	40%
Total Commercial	$53,724,300	173	$311,000	100%
Retail + Commercial				
< $150M	$17,798,675	376	$47,337	79%
> $150M	$7,952,500	98	$91,352	21%
Total Retail + Commercial	**$75,751,175**	**474**	**$159,813**	**100%**
Total PPP Loans Forgiven*	**$12,013,019**	**66**	**$182,015**	**16%**

PPP Summary

- 474 total PPP loans granted (301 retail / 173 commercial)
- $75.8 million of aggregate PPP loans issued (29% retail / 71% commercial)
- Overall average loan size of $159,813
- $2.6 million of total fees accrued (3.4% fee rate on total issued)
- As of December 31, 2020, 66 PPP loans totaling $12 million were forgiven by the SBA

* Note: Loan forgiveness data as of December 31, 2020.

Commercial COVID-19 Risk Industries: December 31, 2020

At-Risk Industry	# of loans	Loan Dollars	Avg. Loan Size	% of Loans Out.
Hospitality	20	$43,960,266	$2,198,013	2.8%
Other	46	20,978,644	456,057	1.3%
Food and beverage	32	14,577,216	455,538	0.9%
Manufacturing	14	12,579,497	898,535	0.8%
Transportation	2	4,406,905	2,203,453	0.3%
Construction	15	3,479,696	231,980	0.2%
Retail	6	2,553,951	425,659	0.2%
Education/worship	8	734,467	91,808	0.0%
Total	143	$103,270,642	$6,961,043	6.6%

FSBW closely monitors all exposure to industries at heightened risk of economic deterioration due to the COVID-19 pandemic

RESPONSE TO THE COVID-19 PANDEMIC

Deferral Status by Type ($000's) December 31, 2020


$101,338
$56,585
$25,688
$19,065
Total All Deferrals
Deferral ended
Additional Deferral
Still in Initial Deferral
CRE
C&I
1-4 family
Consumer

Segment	Total All Deferrals		Deferral ended		Additional Deferral		Still in Initial Deferral	
CRE	$	56,329	$	25,092	$	14,599	$	16,637
C&I	$	20,407	$	7,590	$	11,065	$	1,751
1-4 family	$	16,657	$	16,348	$	-	$	308
Consumer	$	7,946	$	7,554	$	24	$	368
Total	$	**101,338**	$	**56,585**	$	**25,688**	$	**19,065**

Note: Excludes loans which have paid off as of December 31, 2020

Significant reduction in remaining deferrals

‡ Note: Majority of remaining loans in deferral are interest only payments; $38.1 million or 85.1%

Relief Loans by Category


Consumer
7.8%
1-4 family
16.5%
C&I
20.1%
CRE
55.6%

Serviced Loans for others in Forbearance (in $000's)


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$61,571
$59,000
$2,571
$0
$62,384
$58,649
$3,736
$1,342
$63,574
$52,790
$10,784
$1,777
$63,833
$49,841
$13,992
$1,245
$64,361
$51,151
$13,210
$2,669
$62,845
$50,465
$12,380
$0
July-20
August-20
September-20
October-20
November-20
December-20
Total Provided Forbearances Net of Payoffs
Loans still in Forbearance
Loans with Forbearance Ended
New Monthly Forbearances

YEAR END 2020 HIGHLIGHTS

Financial Highlights Year End 2020	▪ Total assets of $2.1 billion ▪ Gross portfolio loans of $1.6 billion ▪ Net income of $39.3 million
Q4 2020	▪ Diluted earnings per share of $2.60 ▪ Tangible book value per share of $53.63[1] ▪ Announced thirty-second consecutive quarterly cash dividend ($0.26)
Selected Performance Ratios	▪ Q4 ROAA of 2.18% and 2020Y of 2.02% ▪ Q4 ROAE of 20.48% and 2020Y of 18.74% ▪ Q4 Net Interest Margin of 3.99% and 2020Y of 4.02% ▪ Q4 Efficiency Ratio* of 53.69% and 2020Y of 51.43%
Credit Quality Ratios	▪ Non-performing Assets (NPAs) as a percentage of total assets of 0.37% ▪ Allowance for Loan Losses as a percentage of gross portfolio loans of 1.66%[2] ▪ Allowance for Loan Losses as a percentage of gross portfolio loans ex. PPP of 1.73%
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized", with a Community Bank Leverage Ratio of 10.9% as of December 31, 2020

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)
(2) Note: Gross loans include Anchor loans "net" of fair value discount of $1.5 million
*Efficiency Ratio calculated as noninterest expense (excluding OREO, amortization, & goodwill impairment expenses) as a percent of FTE net interest income and non-interest income (excluding gains on securities and nonrecurring items)

FRANCHISE GROWTH

Total Assets ($B)


$828
$982
$1.62B
$1.71B
$2.11B
2016
2017
2018
2019
2020

Tangible Common Equity ($M)[1]


$77
$118
$172
$192
$223
2016
2017
2018
2019
2020

Total Net Loans ($B)


$646
$815
$1.36B
$1.40B
$1.71B
2016
2017
2018
2019
2020

Total Deposits ($B)


$713
$830
$1.27B
$1.39B
$1.67B
2016
2017
2018
2019
2020

Source: S&P Global Market Intelligence
(1) Non-GAAP financial measure

1ST SECURITY BANK

FS BANCORP, INC.

INCOME STATEMENT TRENDS

Net Income ($M)



$8.9
$10.5
$14.1
$24.3 *
$22.7
$39.3
2015
2016
2017
2018
2019
2020

*Includes $7.4 million in Bargain Purchase Gain (BPG)

Total Revenues ($M)



$140
$120
$100
$80
$60
$40
$20
$0
$45.6
$57.4
$64.6
$78.9
$93.3
$129.5
2015
2016
2017
2018
2019
2020
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)



$28.8
$38.9
$44.0
$48.8
$62.3
$66.6
2015
2016
2017
2018
2019
2020

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.52%
1.31%
1.48%
2.07%
1.38%
2.02%
2015
2016
2017
2018
2019
2020

ROAE


12.73%
13.84%
12.25%
18.14%
11.92%
18.74%
2015
2016
2017
2018
2019
2020

Efficiency Ratio*


64.95%
67.78%
66.95%
61.87%
66.78%
51.43%
2015
2016
2017
2018
2019
2020

Net Interest Margin


5.01%
4.43%
4.72%
4.61%
4.53%
4.02%
2015
2016
2017
2018
2019
2020

Source: S&P Global Market Intelligence

*Efficiency Ratio calculated as noninterest expense (excluding OREO, amortization, & goodwill impairment expenses) as a percent of FTE net interest income and non-interest income (excluding gains on securities and nonrecurring items)

NONINTEREST INCOME

Noninterest Income ($M)


$17.5
$23.4
$22.6
$19.3
$23.0
$55.4
2015
2016
2017
2018
2019
2020

Noninterest Income Composition[1]


Gain on Sale of Securities 0.5%
BOLI 1.6%
Other 5.4%
Service Charges 4.3%
Gain on Sale of Loans 88.2%

Source: S&P Global Market Intelligence
Note: 2020Y Noninterest Income year-over-year growth due in part to increased gain on sale revenue resulting from low interest rate environment.
(1) Year ended December 31, 2020

NONINTEREST EXPENSE

Noninterest Expense ($M)


$28.8
$38.9
$44.0
$48.8
$62.3
$66.6
2015
2016
2017
2018
2019
2020

Noninterest Expense Composition(1)


Occupancy 7.1%
Data processing 6.6%
Gain on sale of OREO 0.0%
OREO expenses 0.0%
Loan costs 3.1%
Professional Fees 4.2%
FDIC Insurance 1.2%
Other 4.9%
Operations 15.7%
Salaries and benefits 57.2%

Source: S&P Global Market Intelligence
(1) Year ended December 31, 2020

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$2.93
$3.51
$4.28
$6.29
$5.01
$8.97
2015
2016
2017
2018
2019
2020

Reported Book Value Per Share


$25.18
$28.32
$34.47
$41.19
$45.85
$55.33
2015
2016
2017
2018
2019
2020

Source: S&P Global Market Intelligence

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income


$2.1
$31.7
$2.6
$38.7
$3.3
$48.8
$6.3
$64.0
$5.1
$69.0
2016
2017
2018
2019
2020

Noninterest Expense


$15.0
$23.9
$17.1
$26.9
$15.9
$32.9
$14.3
$48.1
$17.4
$48.2
2016
2017
2018
2019
2020

Noninterest Income


$19.2
$4.4
$19.0
$5.1
$14.0
$12.8
$13.2
$9.8
$44.8
$10.6
2016
2017
2018
2019
2020

Net Income


$8.2
$13.5
$2.9
$11.2
$1.0
$23.3
$3.9
$18.8
$23.5
$15.8
2016
2017
2018
2019
2020

Note: Dollar amounts in millions

ENTERPRISE RISK MANAGEMENT

- **Risk Management Governance**
  - Board and Committee oversight and reporting
  - Tenured Enterprise Risk Manager & Chief Risk Officer report to the Chief Executive Officer
  - Ownership of individual risk categories by subject matter experts
  - Independent Internal Audit Department conducts annual review
  - Comprehensive multi-layered risk assessment approach

- **Key Governance Items**
  - Full Business Continuity and Disaster Plan reviewed and updated annually by Board of Directors
  - Internal review required for all related party transactions and insider loans
  - Audit findings tracked until resolved and reviewed by Board of Directors Audit Committee
  - Examined by FDIC and Washington State Department of Financial Institutions

- **Technology and Cybersecurity**
  - Information security risk tracked by internal framework: Tandem IT Risk Assessment
  - Outsourced core processing environment
  - Data center colocation in LEED Gold Certified remote location
  - Home lending loan origination system
  - Full suite consumer online banking, mobile banking, and deposit vendor
  - FFIEC Cybersecurity Assessment Tool

- **Key Operational Risk Management Items**
  - Chief Risk Officer and SVP Compliance Officers report directly to Audit Committee which reports to Board of Directors
  - Dedicated "Crisis Recovery Team"
  - Fraud management infrastructure managed by seasoned risk management team
  - Legal and regulatory compliance standing

DISCIPLINED CREDIT CULTURE

- The company employs board and committee oversight and reporting, with the CRO and senior executive compliance officers reporting directly to the audit committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction Weighted Average LTV = 64.2% (as of 12/31/2020)
  - CRE Weighted Average LTV= 55.9% (as of 8/31/2020)
- Loans greater than $5 million are reported to the Asset Quality Committee, while loans between $15 million and $25 million require approval from the Senior Loan Committee
- The legal lending limit is $48.5 million while the in-house limit is $25 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


0.11%
(0.00%)
0.03%
(0.01%)
0.15%
0.01%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y

1ST SECURITY BANK

FS BANCORP, INC.

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)



$555
$656
$827
$1.33B
$1.42B
$1.73B
6.20%
5.78%
5.80%
5.98%
6.22%
5.33%
2015
2016
2017
2018
2019
2020

Loan Composition at December 31, 2020

Total Gross Loans (excl. loans HFS): $1.6B



Warehouse lending 3%
Commercial real estate 14%
Construction and development 14%
Home equity 3%
One-to-four-family (excludes loans held for sale) 20%
Multi-family 8%
Indirect home improvement and Other consumer (2) 24%
Commercial and industrial 14%

(1) Loans, net of deferred fees, costs, and includes HFS
(2) Other consumer includes marine loans

HOME LENDING

Highlights at December 31, 2020

- One-to-four-family loans originated decreased $70.7 million, or 12%, to $519.2 million, compared to $589.9 million for the preceding quarter
- Loan Sales: $522.9 million
- Purchase production was 44.3% of one-to-four-family loan originations versus 55.7% for refinance production
- Increase in originations for the year ended December 31, 2020 was attributed to stronger year over year purchase activity up 31.9% and improved refinance activity in response to decreases in market interest rates

Mortgage Servicing at December 31, 2020

- Servicing unpaid principal balance: $2.1 billion and 7,131 loans
- Q4 2020 notional servicing: $301.3 million

Quarterly Closed Volume & Cash Margin on Loans Sold


$127.4
2.46%
$187.8
2.95%
$206.8
2.43%
$147.1
2.15%
$233.8
1.90%
$522.9
3.09%
Q4 2015
Q4 2016
Q4 2017
Q4 2018
Q4 2019
Q4 2020

Note: Quarterly closed volume is listed in millions

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


67.9%
32.1%
66.8%
33.2%
72.5%
27.5%
81.2%
18.8%
84.7%
15.3%
62.3%
37.7%
2015
2016
2017
2018
2019
2020
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$28.0
$2.9
$14.7
$33.9
$4.5
$19.1
$41.2
$6.1
$18.0
$52.1
$12.0
$14.9
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
2015
2016
2017
2018
2019
2020
Net Interest Income
Other noninterest Income
Gain on Sale

CONSUMER LENDING

Q4 2020 Highlights

- Primarily home improvement and marine, UCC-2 secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $375 million outstanding as of Q4 2020
  - $47 million in dealer originations
  - $29 million, or 61%, with the top 10 dealers
  - Average yield of 7.09%, up from 6.97% in Q3 2020

Q4 2020 Dealer Production by State


Minnesota 0.7%
Nevada 1.7%
Colorado 2.8%
Arizona 1.1%
Idaho 6.4%
California 18.5%
Washington 43.2%
Oregon 25.6%

2009 vs. Q4 2020 Portfolio Credit Quality


2009
Q4'20
15.21%
4.39%
23.76%
15.95%
61.03%
79.66%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics


Auto + Recreational 0.1%
Other 0.5%
Marine 22.9%
Solar 9.5%
Indirect Home Improvement 67.0%

COMMERCIAL BUSINESS LENDING

Q4 2020 Commercial & Industrial (C&I)

- C&I commitments were $432.1 million
- Outstanding balances were $273.6 million at December 31, 2020 relative to $263.8 million at September 30, 2020
- The $9.8 million of quarter over sequential quarter increase in outstanding balances was largely attributed to originations of $25.5 million in C&I loans ($14.4 million outstanding), a $9.6 million increase in Warehouse Lending activity, offset by $12 million in SBA PPP loan forgiveness received in the fourth quarter of 2020

Q4 2020 Product Mix ($M)

Outstanding C&I Balance: $273.6 million


PPP loans
$62,064
23%
Const. WH
$33,032
12%
(1)
Other C&I Loans
$162,412
59%
Mtg. WH
$16,060
6%

(1) WH = Warehouse
Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q4 2020 Highlights

- Overall construction: $374 million committed / $217 million outstanding
- Growth in custom owner-occupied & manufactured homes under construction
  - Custom/MF are $26.4 million committed / $12.8 million outstanding
- 5.51% average coupon rate
- Majority of originations in King County
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$80.8
$94.8
$143.1
$246.6
$179.7
$217.0
Q4 2015
Q4 2016
Q4 2017
Q4 2018
Q4 2019
Q4 2020

Source: Company documents

TOP 20 BORROWERS – *By Commitment*

	Loan Type	Total Commitment	Total Outstanding	Risk Rating	% of Total Portfolio
1	Construction warehouse	$28,000,000	$18,370,130	4	1.78%
2	MF Construction; MF Perm, and NOO Rental	24,958,216	10,924,680	5	1.59%
3	MF Construction; MF Perm	21,607,539	19,139,187	5	1.37%
4	Residential construction and NOO rentals	21,178,544	20,428,022	5	1.35%
5	SFR Secured LOC	21,065,000	19,157,924	4	1.34%
6	Residential spec construction	20,495,944	14,012,236	5	1.30%
7	Residential spec & MF construction	18,656,924	15,878,882	5	1.19%
8	C & I	16,845,250	13,785,250	5	1.07%
9	Residential spec & MF construction	15,380,100	5,518,326	5	0.98%
10	Construction warehouse	15,000,000	11,661,343	5	0.95%
11	Warehouse Lending - LOC	15,000,000	5,728,110	5	0.95%
12	Construction warehouse	15,000,000	3,000,000	5	0.95%
13	Residential spec construction; MF term loans	14,324,594	12,408,118	5	0.91%
14	MF Construction & Perm	13,580,839	6,707,543	5	0.86%
15	CRE - NOO	13,002,252	13,002,916	4	0.83%
16	C & I	13,000,000	8,677,427	5	0.83%
17	Residential spec construction	12,684,661	5,015,073	5	0.81%
18	Residential spec & MF construction	11,896,568	6,935,678	5	0.76%
19	MF Construction; MF Perm	11,811,500	6,057,454	5	0.75%
20	Residential spec construction	11,027,800	8,709,792	5	0.70%
Total		**$334,515,733**	**$225,118,092**		**21.2%**

Risk Ratings
4: Strong pass | 5: Pass | 6: Watch | 7: Special Mention | 8: Substandard

Note: Data as of December 31, 2020

ASSET QUALITY

Non-performing Assets ($M)(1) & NPAs / Assets


$1.0
0.15%
$0.7
0.09%
$1.0
0.11%
$4.6
0.26%
$3.2
0.19%
$7.9
0.37%
2015
2016
2017
2018
2019
2020

Reserves/Gross Loans(2)


1.52%
1.69%
1.39%
0.93%
0.98%
1.66%
2015
2016
2017
2018
2019
2020

Charge-offs & Recoveries ($000's)


$1,199
$(1,754)
$1,093
$(1,067)
$725
$(930)
$993
$(940)
$628
$(2,628)
$1,030
$(1,123)
2015
2016
2017
2018
2019
2020
Charge-offs
Recoveries

(1) Non-performing Assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans
Source: S&P Global Market Intelligence

1ST SECURITY BANK

FS BANCORP, INC.

DEPOSIT COMPOSITION AND GROWTH

December 31, 2020 | **Total Deposits ($B) and Cost of Deposits (%)**

Total Deposits: $1.7 billion



Certificates of deposits over $250,000
$67,488
Noninterest-bearing checking
$362,853
(1)
Interest-bearing checking
$226,282
MMDA and Savings
$582,390
Certificates of deposits under $250,000
$435,058



$485
0.69%
$713 (2)
0.48%
$830
0.50%
$1.27B (3)
0.80%
$1.39B
1.21%
$1.67B
0.78%
2015
2016
2017
2018
2019
2020

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor Bancorp acquisition in Q4 2018

COMPOSITION COMPARISON YEAR OVER YEAR

December 31, 2020

Total Deposits: $1.7 billion


Certificates of deposits
30%
Checking
35%
MMDA and Savings
35%

December 31, 2019

Total Deposits: $1.4 billion


Certificates of deposits
40%
Checking
32%
MMDA and Savings
28%

TOP 20 DEPOSITORS

#	Client Description	Balance	% of Total Deposits
1)	Commercial Customer	$13,651,471	0.82%
2)	Commercial Customer	12,580,958	0.75
3)	Commercial Customer	12,535,719	0.75
4)	Commercial Customer	7,481,910	0.45
5)	Commercial Customer	6,458,003	0.39
6)	Commercial Customer	6,145,833	0.37
7)	Commercial Customer	6,116,202	0.37
8)	IOLTA	5,909,914	0.35
9)	Operating Acct. Public funds	5,437,669	0.32
10)	Commercial Customer	4,851,533	0.29
11)	Commercial Customer	4,757,725	0.28
12)	Commercial Customer	4,751,625	0.28
13)	Retail Customer	4,670,483	0.28
14)	Commercial Customer	4,473,055	0.27
15)	Commercial Customer	4,379,971	0.26
16)	Commercial Customer	4,066,390	0.24
17)	Operating Acct. Public funds	4,000,049	0.24
18)	Commercial Customer	3,980,692	0.24
19)	Commercial Customer	3,668,919	0.22
20)	Commercial Customer	3,600,798	0.22
Total		**$123,518,916**	**7.38%**

Deposit data as of December 31, 2020.
Note: Depositor name / identifiers not disclosed for purposes of confidentiality.

1ST SECURITY BANK

FS BANCORP, INC.

SECURITIES BY SECTOR & ASC 320

Book Value by Sector



Agency Callable 3%
CMO Fixed 3%
Agency 2%
MBS Variable 0%
Taxable Muni 4%
TE Muni - BQ 4%
SBA 8%
Corporate 11%
TE Muni - Non BQ 32%
MBS Fixed 33%

Sector	Current Book Value	WAL (Yrs)	Yield*
MBS Fixed	$60,561,363	5.6	2.27
TE Muni - Non BQ	58,429,738	7.3	2.42
Corporate	19,385,742	6.4	3.40
SBA	14,565,707	4.6	1.74
TE Muni - BQ	7,988,185	7.7	2.51
Taxable Muni	7,166,770	8.6	2.32
Agency Callable	4,962,535	10.0	1.72
CMO Fixed	4,874,122	4.7	2.47
Agency	2,977,520	9.0	1.47
MBS Variable	149,608	3.1	2.97
Grand Total	**$181,061,288**	**6.5**	**2.39**

Book Value by ASC320 Designation



Held-to-Maturity 4%
Available-for-Sale 96%

ASC 320 Designation	Current Book Value
Held-to-Maturity	$7,500,000
Available-for-Sale	173,561,288
Grand Total	**$181,061,288**

Note: Data as of December 31, 2020

*Yield is the Current Accounting Yield for all but YE Municipal Bonds, in which case tax equivalent yield to worst is shown.

ADDITIONAL SOURCES OF LIQUIDITY

On-Balance Sheet Liquidity	12/31/2020	2020 Average	2019 Average
Interest Bearing Cash & Equivalents	80,022	84,291	56,783
Interest Bearing Time Deposits	12,278	16,491	22,966
Cash (less reserves)	8,292	8,114	14,171
Unplegded Investments	167,305	151,784	57,708
Loans HFS Aged < 45 Days	142,836	113,038	46,464
SBA/USDA Loans at 90%	19,995	20,976	24,189
Total	**430,728**	**394,694**	**222,281**
% of Total Assets	**20.4%**	**20.4%**	**13.0%**

Available Primary Liquidity Sources	12/31/2020	2020 Average	2019 Average
FHLB Borrowing (75% of Capacity)	249,608	252,946	217,932
Brokered Deposits (20% of total Dep Limit)	136,003	133,081	140,178
QwickRate Deposits (15% of total Dep Limit)	247,641	227,605	199,750
Other Line of Credit Facilities	101,000	88,541	17,896
Total	**734,252**	**702,173**	**575,756**
% of Total Assets	**34.8%**	**36.3%**	**33.6%**

Available Contingent Liquidity Sources	12/31/2020	2020 Average	2019 Average
FHLB Borrowing (25% of Capacity)	117,379	117,574	103,805
FRB Borrowing (100% of Capacity)	179,637	169,076	44,430
Total	**297,016**	**286,650**	**148,235**
% of Total Assets	**14.1%**	**14.8%**	**8.7%**

Total Available Liquidity	**1,461,996**	**1,383,517**	**946,272**
% of Total Assets	**69.2%**	**71.4%**	**55.3%**

Source: Company documents

INTEREST RATE SENSITIVITY

As of November 30, 2020* the institution is in a slightly asset sensitive position as measured by the change in the net interest margin given a 200 basis point change in interest rates over a one year period of time.

	Net Interest Margin (%)				
	Current	6 Month	12 Month	24 Month	36 Month
-400		3.69	3.46	3.09	2.82
-300		3.82	3.66	3.36	3.13
-200		3.93	3.85	3.62	3.42
-100		4.04	4.03	3.87	3.71
No Change	4.04	4.10	4.15	4.04	3.92
+100		4.21	4.21	4.13	4.06
+200		4.38	4.31	4.26	4.24
+300		4.57	4.45	4.43	4.47
+400		4.79	4.62	4.62	4.72

11/30/2020	12 Month Horizon								
	-400	-300	-200	-100	No Change	+100	+200	+300	+400
Fair Value of Assets	$2,180,221	$2,152,513	$2,118,394	$2,083,599	$2,042,599	$2,007,445	$1,973,252	$1,939,441	$1,907,460
Fair Value of Liabilities	$1,839,133	$1,832,875	$1,825,285	$1,802,399	$1,753,590	$1,706,533	$1,662,524	$1,621,098	$1,581,865
Economic Value of Equity	**$341,088**	**$319,638**	**$293,109**	**$281,200**	**$289,009**	**$300,912**	**$310,728**	**$318,343**	**$325,595**

*Latest date for which information is available
Note: Dollars in thousands

CAPITAL STRUCTURE* - *Holding Company*


ALLL: 1.2%
Sub Debt**: 0.6%
CET1: 12.8%
Total RBC
14.6%
Tier 2 Capital:
$31.2 million
Total Capital:
$251.6 million
Tier 1 Capital:
$220.4 million

* Note: Information as of December 31, 2020 // FSBW has elected to use the CBLR requirement which limits public capital reporting; Holding company capital is estimated by Raymond James excluding the $10.0 million redemption of existing subordinated debt which occurred in January 2021

** FSBW redeemed its $10.0 million of existing subordinated debt in January 2021

CAPITAL STRATEGY

Franchise Growth	▪ Continued organic asset growth across our diverse group of lending channels ▪ Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital ▪ Continued investment in the Bank's business lending platform and Small Business Administration lending ▪ Focus on core deposit generation to fund asset growth
Dividends	▪ Will pay thirty-second consecutive quarterly cash dividend on February 25, 2021 ▪ Dividends increased $0.11, or 73%, since the first quarter of 2019
Shareholder Value	▪ Continued focus on increasing shareholder value through our business plan execution ▪ Repurchased 25,135 shares of common stock during the fourth quarter 2020 at an average price per share of $44.78

CAPITAL RATIOS

- The Bank has adopted a Capital Strategy based upon a simple risk based Leverage Capital framework. Within that framework, the Board has established a capital floor of eight percent (8%).
- If the Bank were to fall below 8% the Community Bank Leverage Ratio (CBLR), management would first return to the previous risk based capital guidelines to determine if the Bank would still be well capitalized under the previous format.

Consolidated Capital Ratios*


13.1%
13.0%
13.1%
13.0%
14.9%
16.6%
11.1%
10.9%
CET1 Capital
Tier 1 Capital
Total RBC Ratio
Tier 1 Leverage
Current
Pro Forma

Bank-Level Capital Ratios*


12.8%
13.9%
12.8%
13.9%
14.0%
15.2%
10.9%
11.7%
CET1 Capital
Tier 1 Capital
Total RBC Ratio
Tier 1 Leverage
Current
Pro Forma

* FSBW has elected to use the CBLR requirement which limits public capital reporting; Holding company capital is estimated by Raymond James

Note: Current is as of December 31, 2020. Pro forma assumes a $39.4 million net offering with $20 million of proceeds downstreamed to the Bank and the $10.0 million redemption of existing subordinated debt which occurred in January 2021. Pro forma assumes 20% risk-weighting on cash proceeds from offering

INTEREST COVERAGE & DOUBLE LEVERAGE

- Assumes a $40.0 million gross offering, with net proceeds of $39.4 million
- Company redeemed $10.0 million of existing subordinated debt on January 4, 2020

Interest Coverage				
($000)	Twelve Mos. Ending, 2020 Q4	Offering Adjustments	Sub Debt Redemption	Pro Forma for Offering
Total Deposit Interest	$11,980			$11,980
Other Borrowing Interest	2,737	1,600	(676)	3,661
Total Interest Expense	**14,717**	**1,600**	**(676)**	**15,641**
Pre-Tax Income	**$49,850**	**($1,600)**	**$676**	**$48,926**
Interest Coverage (excluding deposit expense)	**23.6 x**			**17.6 x**
Interest Coverage (including deposit expense)	**4.4 x**			**4.1 x**

Double Leverage (as of December 31, 2020)				
Investment in Subsidiary	$225,484	$20,000		$245,484
Consolidated Equity	230,007			230,007
Double Leverage Ratio	**0.98 x**			**1.07 x**

Note: Assumes a 4.00% coupon and $20 million of proceeds are downstreamed to the bank

PRESENTATION SUMMARY

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Diverse revenue metrics
- Attractive core banking markets
- Focused credit team with experience in credit management
- Contemplated capital raise will bolster the Company's already strong capital position maximizing strategic and operational flexibility

APPENDIX – NON-GAAP RECONCILIATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – *EQUITY*

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
Stockholders' equity	$	230,007	$	220,550	$	208,641	$	200,829	$	200,242
Goodwill and core deposit intangible, net		(7,063)		(7,240)		(7,416)		(7,593)		(7,769)
Tangible common stockholders' equity	$	222,944	$	213,310	$	201,225	$	193,236	$	192,473
Common shares outstanding at end of period		4,156,943		4,175,598		4,165,944		4,246,619		4,366,984
Common stockholders' equity (book value) per share (GAAP)	$	55.33	$	52.82	$	50.08	$	47.29	$	45.85
Tangible common stockholders' equity (tangible book value)*	$	53.63	$	51.08	$	48.30	$	45.50	$	44.08

*Per share (non-GAAP)

Source: Press Release

($ in 000's)		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
Stockholders' equity	$	230,007	$	220,550	$	208,641	$	200,829	$	200,242
Common shares outstanding at end of period		4,156,943		4,175,598		4,165,944		4,246,619		4,366,984
Common stockholders' equity (book value) per share (GAAP)	$	55.33	$	52.82	$	50.08	$	47.29	$	45.85

Source: FS Bancorp, Inc.; Press Release

CONTACT INFORMATION

Joe Adams
joea@fsbwa.com
Chief Executive Officer
(425) 697-8048

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
(425) 771-1643

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043